UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Amendment No.

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Highland Funds II

(Name of Registrant As Specified in Its Charter)

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HIGHLAND FUNDS II

Highland Fixed Income Fund

Highland Tax-Exempt Fund

200 Crescent Court, Suite 700

Dallas, Texas 75201

INFORMATION STATEMENT

October 27, 2014

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Trustees”) of Highland Funds II (the “Trust”) to the shareholders of each of Highland Fixed Income Fund (“Fixed Income Fund”) and Highland Tax-Exempt Fund (“Tax-Exempt Fund”) (each, a “Fund” and collectively, the “Funds”). The Information Statement provides information regarding the approval by the Board of a new sub-advisory agreement on behalf of the Funds. The Funds are sub-advised by First Foundation Advisors (“First Foundation” or the “Sub-Adviser”) pursuant to an agreement between Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) and First Foundation, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

The Trust is organized as a Massachusetts business trust. Each of the Funds is a series of the Trust.

First Foundation took over day-to-day management of the Funds on August 1, 2014. Prior to August 1, 2014, GE Asset Management Incorporated, L.P. (“GEAM”) served as sub-adviser to the Funds. HCMFA continues to serve as the Funds’ investment adviser.

This Information Statement is being mail to shareholders of the Funds on or about October 27, 2014.

This Information Statement is provided in lieu of a proxy statement to the Funds’ shareholders of record as of August 1, 2014 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on October 26, 2010. The Order permits HCMFA to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about a new sub-advisory agreement to its shareholders.

The annual report of the Funds is sent to shareholders of record following the Funds’ fiscal year end. The Funds’ fiscal year end is September 30. The Funds will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-877-665-1287. Copies of the annual and semi-annual reports of the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement will be delivered to two or more investors who share an address, unless a Fund has received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Funds’ website at http://highlandfunds.com/literature.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-877-665-1287.

BACKGROUND

At a board meeting held on June 5-6, 2014, the Board approved, at the recommendation of HCMFA, the New Sub-Advisory Agreement for Fixed Income Fund and Tax-Exempt Fund with First Foundation, as described below, effective August 1, 2014. First Foundation took over day-to-day management of each Fund on August 1, 2014.

THE FUND AND ITS MANAGEMENT AGREEMENT

HCMFA, a Delaware limited partnership located at 200 Crescent Court, Suite 700, Dallas, TX 75201, manages the assets of the Funds pursuant to Amended and Restated Investment Advisory Agreements, each dated February 18, 2011, as amended (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), which were approved by the Board, including a majority of the Independent Trustees. HCMFA is an independently-owned investment firm with over 20-years of experience in a broad range of products for both retail and institutional investors.

Subject to the terms of each Advisory Agreement, the Adviser has the authority to engage, terminate and replace one or more sub-advisers in connection with the portfolio management of the Funds; provided, however, that the Adviser (i) remains responsible to the Trust with respect to its duties and obligations on behalf of the Funds set forth in the Advisory Agreements, (ii) furnishes advice and recommendations to the Funds and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services for the portion(s) of the Funds’ portfolio specified by the Adviser and on terms and conditions, including but not limited to the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law, and (iii) reviews the sub-adviser’s continued performance. The Advisory Agreements were last approved by the Board at a meeting held on September 11-12, 2014. The Advisory Agreements were last approved by shareholders of the Funds at a meeting held on December 17, 2010.

No officer or Trustee of the Funds is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Prior to August 1, 2014, GEAM served as sub-adviser to the Funds. GEAM is located at 1600 Summer Street, Stamford, CT 06905.

GEAM provided sub-advisory services to the Funds pursuant to Amended and Restated Investment Sub-Advisory Agreements between HCMFA and GEAM, each dated February 18, 2011, as amended (each, a “GEAM Sub-Advisory Agreement” and collectively, the “GEAM Sub-Advisory Agreements”). As sub-adviser to the Funds, GEAM was responsible for managing the assets of the Funds in a manner consistent with the terms of the GEAM Sub-Advisory Agreements and the investment objective, strategies and policies of the Funds. The GEAM Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Trustees, at a meeting held on September 12-13, 2013.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a meeting held on June 5-6, 2014, and was effective as of August 1, 2014. The New Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to, at least annually, (a) either the approval of the Trust’s Board of Trustees or a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds and (b) in either event, the vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval.

The terms of the GEAM Sub-Advisory Agreements and those of the New Sub-Advisory Agreement are substantially similar. As compensation for the services performed by First Foundation under the New Sub-Advisory Agreement, HCMFA shall pay First Foundation out of the advisory fee it receives with respect to the Funds, as promptly as possible after the end of each month, a monthly fee, computed and accrued daily as a percentage of average daily managed assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation First Foundation will receive from HCMFA under the New Sub-Advisory Agreement is currently lower than that received by GEAM under the GEAM Sub-Advisory Agreement with respect to the Fixed Income Fund and the same as that received by GEAM under the GEAM Sub-Advisory Agreement with respect to Tax-Exempt Fund.

Under the terms of the New Sub-Advisory Agreement, like the GEAM Sub-Advisory Agreements, the Sub-Adviser shall (i) furnish continuously an investment program for the Funds, (ii) determine (subject to the overall supervision and review of the Adviser and the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Funds and the portion, if any, of the assets of the Funds to be held uninvested, (iii) make changes in the investments of the Funds and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Sub-Adviser is subject always to the control of the Adviser and the Trust’s Board of Trustees, the provisions of the organizational documents of the Trust, the Funds’ registration statement and the 1940 Act.

The New Sub-Advisory Agreement provides that, in placing portfolio transaction, First Foundation will give primary consideration to securing the most favorable price and efficient execution. The GEAM Sub-Advisory Agreements contained a similar provision.

The New Sub-Advisory Agreement: (i) may be terminated at any time, without the payment of any penalty, either by vote of the Board or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund; or (ii) may be terminated by HCMFA or First Foundation in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party; and (iii) will terminate immediately in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Each GEAM Sub-Advisory Agreement provided that the agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund, (ii) at any time, without payment of a penalty, by HCMFA (1) upon no less than 60 days’ prior written notice to GEAM; (2) upon material breach by GEAM of any of the representations and warranties set forth in the GEAM Sub-Advisory Agreement; or (3) if GEAM becomes unable to discharge its duties and obligations under the GEAM Sub-Advisory Agreement, including circumstances such as financial insolvency of GEAM or other circumstances that could adversely affect the respective Fund, or (iii) by GEAM upon no less than 60 days’ prior written notice to the HCMFA; and shall terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement with respect to the relevant Fund.

The New Sub-Advisory Agreement, like the GEAM Sub-Advisory Agreements, requires that the Sub-Adviser provide HCMFA with its compliance policies and procedures (which shall be subject to review and approval by the Adviser and the Board) that are reasonably designed to ensure compliance at all times with, inter alia, all applicable provisions of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act).

The New Sub-Advisory Agreement provides that First Foundation shall act honestly, in good faith and in the best interests of the Funds including requiring any of its personnel with knowledge of the Funds’ activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds. The GEAM Sub-Advisory Agreements contained a similar provision.

The New Sub-Advisory Agreement provides that First Foundation shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by HCMFA, the Trust or the Funds as a result of any error of judgment or mistake of law by the Sub-Adviser or any of its officers, directors or employees (its “Affiliates”) with respect to the Funds, except, inter alia, by reason of the Sub-Adviser’s willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of any of its duties or obligations under the New Sub-Advisory Agreement. The GEAM Sub-Advisory Agreements contained similar provisions.

The New Sub-Advisory Agreement also provides that First Foundation shall indemnify and hold harmless HCMFA, the Funds and their respective directors, trustees, officers, employees or agents from any and all losses, claims, damages, expenses, liabilities or litigation (including, without limitation, reasonable legal and other expenses) arising or resulting from, inter alia, the Sub-Adviser’s willful misfeasance, bad faith reckless disregard or gross negligence in the performance of any of its duties or obligations under the New Sub-Advisory Agreement. The GEAM Sub-Advisory Agreements contained similar provisions.

The New Sub-Advisory Agreement provides that First Foundation shall exercise all voting rights with respect to portfolio securities held by the Funds in accordance with First Foundation’s written proxy voting policies and procedures (collectively, “Proxy Voting Policies and Procedures”). In addition, First Foundation has the power to exercise consents and to exercise all other rights pertaining to the Funds’ investments. The Sub-Adviser agrees to certify as to its compliance with its Proxy Voting Policies and Procedures and applicable federal statutes and regulations. The GEAM Sub-Advisory Agreements contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

HCMFA ADVISORY FEES

Under the Advisory Agreements, the Funds pay the Adviser a monthly fee, computed and accrued daily, based on the annual rates noted below:

0.30% of the Fixed Income Fund’s “Average Daily Managed Assets”

0.35% of the Tax-Exempt Fund’s “Average Daily Managed Assets”

“Average Daily Managed Assets” of the Funds shall mean the average daily value of the total assets of each Fund, respectfully, less all accrued liabilities of each Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The following table shows the advisory fees paid to HCMFA by the Funds for the fiscal year ended September 30, 2014.

Fund	Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed
Fixed Income Fund	$468,001	$0
Tax-Exempt Fund	$104,100	$0

SUB-ADVISORY FEES

Under the New Sub-Advisory Agreement, the Adviser (not the Funds) pays First Foundation a monthly fee, computed and accrued daily, based on the annual rates noted below:

0.15% of the Fixed Income Fund’s “Average Daily Managed Assets”

0.175% of the Tax-Exempt Fund’s “Average Daily Managed Assets”

“Average Daily Managed Assets” of the Funds shall mean the average daily value of the total assets of the applicable Fund allocated to First Foundation, less all accrued liabilities of such Fund related or allocated to such portion of such Fund’s assets allocated to the Sub-Adviser (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Under the GEAM Sub-Advisory Agreements, the Adviser (not the Funds) paid GEAM at an annual rate of 0.175% of each of the Fixed Income Fund’s and Tax-Exempt Fund’s “Average Daily Managed Assets.”

The following table shows the sub-advisory fees paid by HCMFA to First Foundation for the fiscal year ended September 30, 2014.

Fund	Sub-Advisory Fees (after waivers/expense reimbursements)	Sub-Advisory Fees Waived/Expenses Reimbursed
Fixed Income Fund	$37,606	$0
Tax-Exempt Fund	$8,384	$0

INFORMATION REGARDING FIRST FOUNDATION

First Foundation had approximately $3 billion in total assets under management as of September 30, 2014. First Foundation is a wholly-owned subsidiary of First Foundation Inc. and has been a registered investment adviser since 1990. First Foundation’s principal business address is 18101 Von Karman Ave. Suite 700, Irvine, CA 92612.

Portfolio Managers

Mr. John Hakopian is a portfolio manager of Fixed Income Fund and Tax-Exempt Fund since August 1, 2014. Mr. Hakopian is President of First Foundation and a Director of First Foundation Inc. and First Foundation Bank. Mr. Hakopian oversees the vision, strategy, operations and development of the investment management service for First Foundation. Having been with First Foundation since its inception in 1990, Mr. Hakopian has been closely involved in developing and delivering the firm’s investment services. He became President in 2009. Mr. Hakopian earned a Bachelor of Arts degree in economics in three years from the University of California, Irvine and an MBA in Finance from the University of Southern California.

Ms. Susan King Riechel is a portfolio manager of Fixed Income Fund and Tax-Exempt Fund since August 1, 2014. Ms. Riechel is Managing Director of Fixed Income Investments at First Foundation. Ms. Riechel joined First Foundation in 2010. Ms. Riechel is responsible for directing the firm’s actively managed fixed income strategy for high-net-worth individuals, foundations, endowments and retirement funds. In her role as managing director, she oversees the firm’s taxable and non-taxable fixed income investments. Ms. Riechel has over thirty years of experience in investment management and banking. Prior to joining First Foundation, she was Managing Director - Fixed Income at Covington Capital Management in Los Angeles from June 2009 until September 2010. Formerly, Ms. Riechel was also Managing Director at Columbia Management, a successor firm to U.S. Trust Company where she was Managing Director, Head of Fixed Income serving offices on the west coast. Ms. Riechel started her investment management career at First Interstate Bank where she was Director of Institutional Asset Management - Fixed Income. She began her banking career at Lloyds Bank PLC, New York and was formerly the head of global funding at Security Pacific Bank. Ms. Riechel graduated with a Bachelor of Arts degree in History from University of New Hampshire, Durham. She holds an MBA with a concentration in Finance and Banking from the Lubin School of Business at Pace University.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of First Foundation as of August 1, 2014. The principal address of each individual as it relates to his or her duties at First Foundation is the same as that of the Sub-Adviser.

Name	Position with First Foundation
Ulrich E. Keller, Jr., CFP®	Chairman
John A. Hakopian	President
John M. Michel	Executive Vice President & Chief Financial Officer
Gregory B. Steven	Chief Compliance Officer

EVALUATION BY THE BOARD

At a meeting of the Board held on June 5-6, 2014, the Board considered the termination of GEAM as sub-adviser for the Funds and the approval of First Foundation as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of GEAM as sub-adviser to the Funds and approval of the New Sub-Advisory Agreement is in the best interests of the Funds and its shareholders. The Board, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized HCMFA to terminate the GEAM Sub-Advisory Agreements with GEAM on behalf of the Fixed Income Fund and Tax-Exempt Fund.

To assist the Board in their consideration of the New Sub-Advisory Agreement, the Board received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other matters, the Board considered:

(a)

that HCMFA advised the Board that the appointment of First Foundation is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)

that First Foundation is an experienced and respected asset management firm and that First Foundation has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund;

(c)	the proposed responsibilities of First Foundation for the Funds and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to First Foundation would be paid by HCMFA and not the Funds;

(e)

that the advisory fee rate paid by the Funds to HCMFA would remain the same, and that the sub-advisory fee to be paid by HCMFA to First Foundation is reasonable in light of the services to be provided.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by First Foundation under the New Sub-Advisory Agreement, the Board considered, among other things, HCMFA’s oversight of the proposed provision of services to the Fixed Income Fund and Tax-Exempt Fund by First Foundation, including investment activities and trading practices, and First Foundation’s obligation to comply with Fund policies, objectives and Board directives, compliance policies and procedures and applicable law. Specifically, with regard to Funds for which HCMFA had proposed to retain First Foundation, the Trustees considered the services to be provided by HCMFA with respect to the supervision of First Foundation, including the performance of periodic detailed analysis and review of the performance by First Foundation of its obligations to the Funds, including, without limitation, a review of investment performance in respect of each applicable Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of First Foundation and other information regarding First Foundation; review and consideration of any changes in the personnel of First Foundation responsible for performing First Foundation’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of First Foundation and making appropriate reports to the Trustees; and performing periodic in-person or telephonic diligence meetings with representatives of First Foundation.

With respect to the services provided by First Foundation, the Board considered, among other things, information provided to the Board by First Foundation. The Board reviewed First Foundation’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of First Foundation’s investment and compliance personnel who will provide services to the Fixed Income Fund and Tax-Exempt Fund. The Board also considered, among other things, First Foundation’s compliance program and its disciplinary history. The Board also took into account First Foundation’s risk assessment and monitoring process. The Board considered First Foundation’s regulatory history, including that it was not currently involved in any relevant regulatory actions or investigations, and noted First Foundation’s representation that it was unaware of any significant pending, threatened, or settled litigation, investigation, or administrative proceeding which would have a material impact on its ability to render services to the Funds. The Board also took into account the financial condition of First Foundation.

The Board considered First Foundation’s investment process and philosophy. The Board took into account that First Foundation’s responsibilities would include the development and maintenance of an investment program for each of Tax-Exempt Fund and Fixed Income Fund that would be consistent with each such Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed First Foundation’s brokerage policies and practices by reference to its best execution policies and broker allocation policies. The Board considered that soft dollars are not used in the management of fixed income portfolios, such as the Funds.

Investment Performance. The Board reviewed the performance records of the First Foundation Fixed Income Composite and First Foundation Tax-Exempt Composite and First Foundation’s management style and long-term performance records with respect to each.

Among other data relating specifically to the First Foundation Fixed Income Composite’s performance, the Board considered that the First Foundation Fixed Income Composite outperformed the Morningstar Category Average and its benchmark, the Barclays Capital U.S. Aggregate Bond Index for the one-, three-, five- and seven-year periods ended December 31, 2013. The Board also took into account HCMFA’s discussion of the Fixed Income Fund’s performance.

Among other data relating specifically to the First Foundation Tax-Exempt Composite’s performance, the Board considered that the First Foundation Tax-Exempt Composite outperformed the Morningstar Category Average and its benchmark, the Barclays Capital 10-Year Municipal Bond Index, for the one-, three- and five-year periods ended December 31, 2013. The Board also took into account HCMFA’s discussion of the Tax-Exempt Fund’s performance.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board gave consideration to the sub-advisory fees to be paid under the Sub-Advisory Agreement. The Board considered the financial condition of First Foundation. The Independent Trustees also examined the advisory and administrative fees paid by each Fund in light of the advisory and administrative fees paid to other investment managers by comparable funds. In addition, the Board considered comparative fee information between the Funds and private investment funds and other accounts with similar investment strategies to the Funds that First Foundation or its affiliate manages. The Board considered that the fee charged by First Foundation to manage individual fixed income accounts is materially higher than the proposed sub-advisory fees for the Funds.

The Board noted that the sub-advisory fees for the Funds are paid by HCMFA, not the Funds, out of its advisory fees. It was further noted that HCMFA negotiates such fees at arm’s length with respect to its unaffiliated Sub-Adviser. The Board considered the projected profitability to the First Foundation for sub-advising the Funds. The Board also considered the so-called “fall-out benefits” to First Foundation with respect to the Funds.

Expenses. With respect to the Fixed Income Fund, the Board considered that the Fund’s actual management fees and the Fund’s total advisory and administrator fees (before and after waiver) were below the Morningstar peer group average and median as of March 31, 2013.

With respect to the Tax-Exempt Fund, the Board considered that the Fund’s actual management fees and the Fund’s total advisory and administrator fees (before waiver) were below the Morningstar peer group average and median as of March 31, 2013.

The Board examined the projected profitability of First Foundation on a fund-by-fund basis. The Board considered the projected profitability to the Sub-Adviser, and the Board considered the ability of HCMFA to negotiate the sub-advisory agreements and the fees thereunder at arm’s length. The Board also reviewed Fund specific data with regard to the profitability of the Funds to First Foundation, as available.

Economies of Scale. The Board also considered the effect of the Funds’ growth in size on their fees. The Board noted that the Funds’ advisory fee schedules do not contain any breakpoints and took into account HCMFA’s discussion of the same. The Board considered its previous discussion at its September 12-13, 2013 meeting about the effective fees under the Advisory Agreement for each Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. Among other data, the Board considered the effect of a Fund’s growth in size on various fee schedules. The Board also generally noted that if a Fund’s assets were to increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain fixed expenses.

Conclusion. After consideration of the factors described above, as well as other factors, the Board, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and voted to approve the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the Adviser, Sub-Adviser or GEAM for the fiscal year ended September 30, 2014.

ADDITIONAL INFORMATION

State Street Bank and Trust Company, the Trust’s administrator is located at One Lincoln Street, Boston, MA 02111. The Trust’s principal underwriter and distributor, Highland Capital Funds Distributor, Inc., is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

As of September 30, 2014, the Trustees and officers of the Funds, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

As of September 30, 2014, the following persons owned of record 5% or more of the outstanding interests in the Funds:

Fund Name and Class	Name & Address	Percent Owned
Fixed Income Fund – Class A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	20.01%
Fixed Income Fund – Class C	Morgan Stanley Smith Barney, LLC 1 New York Plz Fl. 12 New York, NY 10004-1901	5.21%

Fund Name and Class	Name & Address	Percent Owned
Fixed Income Fund – Class C	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-2010	10.21%
Fixed Income Fund – Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	22.29%
Fixed Income Fund – Class C	Merrill Lynch Pierce Fenner &Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	19.16%
Fixed Income Fund – Class R	Highland Capital Mgmt. Services Inc. 300 Crescent Ct Ste 700 Dallas, TX 75201-7849	100.00%
Fixed Income Fund – Class Y	Morgan Stanley Smith Barney, LLC 1 New York Plz Fl. 12 New York, NY 10004-1901	24.75%
Fixed Income Fund – Class Y	RBC Capital Markets LLC Sharon K Dormire 4187 Mississippi St San Diego, CA 92104-1629	6.69%
Fixed Income Fund – Class Y	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	10.76%
Fixed Income Fund – Class Y	Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	54.45%
Tax Exempt Fund – Class A	Sentinel Protection % Indemnity Co C/O Marsh Management Services Inc. 48 S Service Rd Ste 310 Melville, NY 11747-2335	23.64%
Tax Exempt Fund – Class A	Willem Vedder & Peter J Biancotti Ttees Kelemen Living Trust 6886 Tailfeather Way Bradenton, FL 34203-7113	21.19%

Fund Name and Class	Name & Address	Percent Owned
Tax Exempt Fund – Class C	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Attn: Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	6.60%
Tax Exempt Fund – Class C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5.59%
Tax Exempt Fund – Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	34.36%
Tax Exempt Fund – Class C	Eleanor A Green 254 Northpointe Dr. Ne Apt 206 Cedar Rapids, IA 52402-6214	5.51%
Tax Exempt Fund – Class C	Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	34.41%
Tax Exempt Fund – Class Y	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	45.41%
Tax Exempt Fund – Class Y	Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Dr. East Jacksonville, FL 32246-6484	33.16%
Tax Exempt Fund – Class Y	Janney Montgomery Scott LLC Jean L Feike 1801 Market Street Philadelphia, PA 19103-1610	14.34%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control such Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding that Fund without the consent or approval of other shareholders. As of September 30, 2014, no persons held beneficially 25% or more of the Funds.

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Highland Funds II

/s/ Ethan Powell

Ethan Powell
Chairman, Executive Vice President and Secretary

October 27, 2014

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of August 1, 2014, by and between Highland Capital Management Fund Advisors, L.P., a Delaware limited partnership (the “Adviser”) and First Foundation Advisors, a California corporation (the “Sub-Adviser”).

WHEREAS, the Adviser and Sub-Adviser are both engaged in the business of rendering investment management services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Highland Funds II, a Massachusetts business trust (the “Trust”), on behalf of its series, Highland Fixed Income Fund (the “Fixed Income Fund”) and Highland Tax-Exempt Fund (the “Tax-Exempt Fund” and, together with the Fixed Income Fund, the “Funds”), and the Adviser have entered into one or more investment advisory agreements (the “Advisory Agreement”) pursuant to which the Adviser acts as a manager and investment adviser to the Funds;

WHEREAS, the Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the portfolio management of the Funds; and

WHEREAS, the Adviser and the Board of Trustees of the Trust desire to engage the Sub- Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

SECTION 1. Appointment of Sub-Adviser.

The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms herein set forth, and the Funds hereby consent to such appointment. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

SECTION 2. Duties of Sub-Adviser.

The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Funds:

(a)     Investment Program. The Sub-Adviser shall (i) furnish continuously an investment program for the Funds, (ii) determine (subject to the overall supervision and review of the Adviser and the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Funds and the portion, if any, of the assets of the Funds to be held uninvested, (iii) make changes in the investments of the Funds and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Sub-Adviser shall be subject always to the control of the Adviser and the Trust’s Board of Trustees, and to the provisions of the organizational documents of the Trust, the Registration Statement of the Trust with respect to the Funds and its shares of beneficial interest (“Shares”), including the Funds’ prospectus(es) and statement of additional information, and the Investment Company Act of 1940, as amended (the “1940 Act”), in each case as from time to time amended and in effect.

(b)     Portfolio Transactions. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Funds with brokers or dealers selected by the Sub-Adviser, although the Funds will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d) of the Advisory Agreement.

In placing portfolio transactions for the Funds, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Funds nor the Sub-Adviser has adopted a formula for allocation of the Funds’ investment transaction business. It is also understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Funds than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

SECTION 3. Allocation of Expenses.

The Sub-Adviser does not assume nor shall it pay any expenses for Fund operations and activities. For the avoidance of doubt, unless the prospectus(es) or statement of additional information of the Funds provides otherwise, the expenses to be borne by the Funds shall include, without limitation, those items listed in Section 3 of the Advisory Agreement.

SECTION 4. Sub-Advisory Fee.

(a)     In return for its advisory services, the Adviser will pay the Sub-Adviser a monthly fee, computed and accrued daily, based on an annual rate of 0.15% of the Fixed Income Fund’s and 0.175% of the Tax-Exempt Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the assets of the applicable Fund allocated to the Sub-Adviser, less all accrued liabilities of such Fund related or allocated to such portion of such Fund’s assets allocated to the Sub-Advisor (other than the aggregate amount of any outstanding borrowings constituting financial leverage). If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

(b)     The Sub-Adviser agrees that, during any period in which the Adviser has waived a portion or all of the advisory fee payable by the Trust on behalf of the Funds to the Adviser under the Advisory Agreement, if requested by the Adviser, the Sub-Adviser will waive a portion of its fees payable hereunder (up to and including all of the fees paid to the Sub-Adviser hereunder) equal to the amount waived by the Adviser that exceeds the difference between (i) the advisory fee payable by the Trust on behalf of the Funds to the Adviser under the Advisory Agreement and (i) the fees payable to the Sub-Adviser hereunder. The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser hereunder, the Adviser shall pay the Sub-Adviser all amounts previously waived by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust on behalf of the Funds to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust on behalf of the Funds to the Adviser under the Advisory Agreement, the amount to be paid by the Adviser to the Sub-Adviser shall bear the same ratio to the total amount subsequently paid by the Trust on behalf of the Funds under the Advisory Agreement as the total amount previously waived by the Sub-Adviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement.

(c)     The Sub-Adviser agrees that, during any period in which the Sub-Adviser asks the Adviser to waive any non-advisory fees it receives from the Funds and/or pay or reimburse the Trust for the expenses of the Funds, the Sub-Adviser shall waive any portion of its fees payable hereunder (up to and including all of the fees paid to the Sub-Adviser hereunder) to the extent such fees have not already been waived by the Sub- Adviser pursuant to another section of this Agreement. To the extent the amount waived or paid or reimbursed by the Adviser pursuant to this Section 4(c) exceeds the amount of the Sub-Adviser’s waiver of its fee pursuant to this Section 4(c), the Sub-Adviser shall pay or reimburse the Adviser up to the amount of all such fees waived or expenses paid or reimbursed by the Adviser. The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser hereunder, the Adviser shall pay the Sub-Adviser all amounts previously paid or reimbursed by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust on behalf of the Funds to the Adviser under the Advisory Agreement.

SECTION 5. Compliance with Applicable Regulations.

In performing its duties hereunder, the Sub-Adviser:

(a)     Shall establish compliance policies and procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser and the Board of Trustees) reasonably designed to ensure compliance at all times with: all applicable provisions of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act); Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code); the provisions of the Registration Statement of the Trust with respect to the Funds; the provisions of the organizational documents of the Trust, as the same may be amended from time to time; Rule 206(4)-7 under the Advisers Act; and any other applicable provisions of state, federal or foreign law (the “Sub-Adviser’s compliance program”). The Sub-Adviser shall provide the Funds’ Chief Compliance Officer (“CCO”) with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits by the CCO with the Sub-Adviser as may be reasonably requested from time to time. The Sub-Adviser shall provide reasonable assistance to the Funds and the CCO in complying with Rule 38a-1 under the 1940 and, upon the request of the Funds and/or the CCO, including in connection with the CCO’s annual written report to the Board required pursuant to Rule 38a-1, the Sub-Adviser agrees to provide reports and certifications from the Sub-Adviser’s Chief Compliance Officer regarding: (i) the adequacy and operation of the Sub-Adviser’s compliance policies and procedures and any material changes made or recommended to be made to those policies and procedures; and (ii) the effectiveness of their implementation.

(b)     Shall promptly notify the Funds and Adviser regarding: (i) any material changes made to its policies and procedures since the date of the last report delivered pursuant to paragraph (a) of this Section 5; (ii) any material changes to the policies and procedures recommended as a result of the annual review conducted pursuant to Rule 38a-1 under the 1940 Act; and (iii) any (A) material violation of the Federal Securities Laws by the Sub-Adviser; (B) material violation by the Sub-Adviser of the Sub-Adviser’s, the Funds’ or the Adviser’s policies and procedures to the extent the Board would reasonably need to know to oversee Fund compliance; and (C) known weakness in the design or implementation of the Sub-Adviser’s policies and procedures.

(c)     Shall exercise voting rights with respect to portfolio securities held by the Funds in accordance with written policies and procedures adopted by the Sub-Adviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance from the Securities and Exchange Commission and its staff relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of the Funds in a manner deemed by the Sub-Adviser to be in the best interests of the Funds pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub- Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to its compliance with its Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(d)     Agrees that it will maintain for the Funds all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the applicable Fund and further agrees to surrender promptly to such Fund any such records upon the Fund’s request all in accordance with Rule 31a-3 under the 1940 Act.

(e)     Agrees to regularly report to the Adviser on the investment program for the Funds and the issuers and securities represented in the Funds, and will furnish the Adviser, with respect to the Funds, such periodic and special reports as the Board and the Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of the Funds, a quarterly compliance checklist, reports regarding compliance with the Funds’ procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Funds, and compliance with the Sub-Adviser’s Code of Ethics, and such other reports or certifications that the Adviser may reasonably request from time to time.

(f)     Will be responsible for the preparation and filing of Schedule 13G and Form 13F with respect to the assets of the Funds reflecting holdings over which the Sub-Adviser and its affiliates have investment discretion.

(g)     Will comply with the Funds’ policy on selective disclosure of portfolio holdings of the Funds (the “Procedure for Compliance with Regulation FD”), as provided in writing to the Sub-Adviser and as may be amended from time to time. The Sub-Adviser agrees to provide a certification with respect to compliance with the Funds’ Procedure for Compliance with Regulation FD as may be reasonably requested by the Funds from time to time.

(h)     Shall promptly notify the Adviser and the Funds (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that a Fund has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Sub-Adviser further agrees notify the Adviser and Funds promptly of any material fact known to the Sub- Adviser respecting or relating to the Sub-Adviser that should be but is not contained in the Registration Statement of the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(i)     For the avoidance of doubt, the Sub-Adviser shall not be responsible for compliance by the Trust’s Board of Trustees or officers (including the Chief Compliance Officer) or by the Adviser with their respective obligations under the 1940 Act (including Rule 38a-1 under the 1940 Act), the Code, and the regulations thereunder, and under any federal, state or self-regulatory organization’s laws, rules, regulations or orders applicable to them, and the Sub-Adviser shall only be responsible for the Funds’ compliance with the 1940 Act (including Rule 38a-1 under the 1940 Act), the Code, and the regulations thereunder, and with any applicable federal, state or self-regulatory organization’s laws, rules, regulations or orders to the extent that the Funds’ compliance with such laws, rules, regulations, and orders is affected by the activities of the Sub-Adviser in furnishing an investment program for the Funds under this Agreement.

SECTION 6. Adviser Representations and Warranties.

(a)     The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the governing documents of the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

SECTION 7. Sub-Adviser Representations and Warranties.

(a)     The Sub-Adviser represents and warrants to the Adviser that (i) the Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) the Sub-Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) the Sub-Adviser has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) the Sub-Adviser has the authority to enter into and perform the services contemplated by this Agreement; (v) the Sub-Adviser will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub- Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law). The Sub-Adviser will also promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund.

(b)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such Code of Ethics, together with evidence of its adoption. Within 30 days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested, the president, Chief Operating Officer, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s Code of Ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s Code of Ethics.

(c)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has provided the Funds and the Adviser with a copy of its Form ADV Part 1 and Part 2, which as of the date of this Agreement is its Form ADV Part 1 as most recently filed with the SEC and promptly will furnish a copy of all amendments to its Form ADV Part 1 and Part 2 to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will notify the Funds and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, by providing at least 60 days’ written notice or such notice as is reasonably practicable, and any changes in the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Funds, if any, arising out of an assignment or change in control, other than an assignment or change in control that results in control of the Sub-Adviser by the Adviser, or a company controlling, controlled by or under common control with, the Adviser, provided that if the Funds are required to seek the approval of Fund shareholders in connection with any such change of control, the Adviser agrees to bear all expenses related to such shareholder approval.

(e)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any claims will be made under its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

(f)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Funds, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Funds in its composite performance.

(g)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser shall ensure that sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Funds shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of the Funds. For the avoidance of doubt, the Sub-Adviser shall ensure that any affiliate or third party to whom its duties have been delegated shall comply with the foregoing.

(h)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser shall act honestly, in good faith and in the best interests of the Funds including requiring any of its personnel with knowledge of the Funds’ activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds.

(i)     The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds provided to the Sub-Adviser by the Adviser or the Trust (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Funds are managed or information relating directly or indirectly to the Sub- Adviser (collectively, the “Sub-Adviser Information”), such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser will review with or identify for the Sub-Adviser any changes to the Sub-Adviser Information that the Sub-Adviser has previously supplied or reviewed. For the avoidance of doubt, the preparation and filing of the Registration Statement and any amendment or supplement thereto shall not be the responsibility of the Sub-Adviser, although the Sub-Adviser may be responsible for providing certain information required to be disclosed therein and, further, nothing in this sentence shall be understood to alter the obligations of the Sub-Adviser in Section 5(h) above.

SECTION 8. Liability and Indemnification.

(a)     Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust or a Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, (ii) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement on Form N-1A or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, (iii) a Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (iv) a Fund being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, by reason of any action or omission of the Sub- Adviser, or (v) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub- Adviser for use therein (collectively, “Sub- Adviser Culpable Conduct”).

(b)     The Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and controlling persons, if any (collectively, the “Sub-Adviser Indemnitees”), from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on any violation by the Adviser or the Trust of any applicable law, rule or regulation, or any provision of this Agreement (collectively, “Losses”), provided, however, that the Adviser shall not be required to indemnify or hold harmless any Sub- Adviser Indemnitee against any Losses other than those arising out of or based on the willful misfeasance, bad faith or gross negligence of the Adviser, or reckless disregard of the duties involved in the conduct of its position (collectively, “Adviser Culpable Conduct”), and provided, further, that the Adviser shall not be required to indemnify or hold harmless any Sub-Adviser Indemnitee against any Losses arising out of or based on Adviser Culpable Conduct if and to the extent that such Losses would not have occurred absent Sub-Adviser Culpable Conduct.

SECTION 9. Duration and Termination of this Agreement.

(a)     Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: the approval of the Trust’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or the Funds, cast in person at a meeting called for the purpose of voting on such approval. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 9(c), so long as such continuance is approved at least annually (a) by either the Trust’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds and (b) in either event, by the vote of a majority of the Trustees of the Funds who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)     Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Sub-Adviser or otherwise fundamentally alter the relationship of the Trust with the Sub- Adviser do not require shareholder approval if approved by the requisite majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

(c)     Termination. This Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, or (ii) by the Adviser or by the Sub-Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d)     Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

SECTION 10. Services Not Exclusive.

The services of the Sub-Adviser to the Funds hereunder are not to be deemed exclusive, and the Sub-Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub-Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Sub-Adviser provides administrative or other, noninvestment advisory services to the Funds, and the Sub-Adviser may be compensated for such other services.

SECTION 11. Notices.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of the Trust and the Adviser for this purpose shall be 200 Crescent Court, Suite 700, Dallas, Texas 75201 and the address of the Sub-Adviser for this purpose shall be 2000 McKinney Avenue, Suite 810, Dallas, Texas 75201.

SECTION 12. Governing Law; Severability; Counterparts.

This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

SECTION 13. Miscellaneous.

Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.
By: Strand Advisors XVI, Inc., its general partner
By:	/s/ Ethan Powell
Name:	Ethan Powell
Title:	Chairman,Executive Vice President and Secretary
FIRST FOUNDATION ADVISORS
By:	/s/ John Hakopian
Name:	John Hakopian
Title:	President